Exhibit 32.1

CERTIFICATION OF THE CO-PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL ACCOUNT OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Tingo Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Denos, the Interim Co-CEO and Co-Principal and Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 20, 2023

/s/ Kenneth Denos
Kenneth Denos
Interim Co-CEO and Co-Principal and Financial and Accounting Officer
(Co-Principal Executive Officer)